Exhibit 99.2  Historical Combined Financial Statements


                 My Favorite Muffin Too, Inc. and
                      My Favorite Muffin, Inc.

                      Combined Balance Sheet
                        December 31, 1996


ASSETS  (Pledged)  (Notes 3 and 4)
Current assets:
   Cash                                         $  122,395
   Accounts Receivable (less allowance for
       doubtful accounts of $7,768)                306,677
  Inventory                                         57,640
  Prepaid expenses                                  38,451
  Deferred income taxes  (Note 5)                    2,319
  Other                                              7,433
                                                ----------
Total current assets                               534,915
                                                ----------
Property and equipment
   Furniture and fixtures                          122,066
   Equipment                                       351,471
   Leasehold improvements                          445,605
   Transportation equipment                         23,279
                                                ----------
                                                   942,421
   Less accumulated depreciation
         and amortization                          436,412
                                                ----------
Net Property and equipment                         506,009
                                                ----------
Other Assets
   Intangibles, primarily goodwill, net            123,434
   Security deposits                                23,086
                                                ----------
Total other assets                                 146,520
                                                ----------

                                                $1,187,444
                                                ==========

SEE ACCOMPANYING NOTES TO COMBINED FINANCIAL STATEMENTS.


               My Favorite Muffin Too, Inc. and
                    My Favorite Muffin, Inc.

              Combined Balance Sheet (continued)
                     December 31, 1996


LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable                             $ 250,429
   Current maturities of
     long-term debt (Note 3)                      137,799
   Line of Credit (Note 4)                         44,000
   Deferred revenue                               152,873
   Incomes taxes payable (Note 5)                  11,947
   Accrued expenses                                27,318
   Current maturities of loans
     payable, related parties (Note 2)             27,170
                                               ----------
Total current liabilities                         651,536

Deferred income taxes (Note 5)                      5,406
Long-term debt, net of
   current maturities (Note 3)                    252,666
Loans payable, related parties,
   net of current maturities (Note 2)              20,795
                                               ----------
Total Liabilities                                 930,403
                                               ----------

Commitments and contingencies (Note 6)
Shareholders' equity:
   Common stock (Note 7)                           15,000
   Additional paid-in capital                      24,376
   Retained earnings                              217,665
                                               ----------
Total shareholders' equity                        257,041
                                               ----------

                                               $1,187,444
                                               ==========

SEE ACCOMPANYING NOTES TO COMBINED FINANCIAL STATEMENTS.

    My Favorite Muffin Too, Inc. and My Favorite Muffin, Inc.

       Combined Statement of Income and Retained Earnings

                  Year Ended December 31, 1996


Revenues
   Sales of franchises                         $  235,250
   Sales                                        1,310,663
   Franchise fees                                 896,002
   Advertising fees                               170,040
   Other                                           99,410
                                               ----------
Total revenues                                  2,711,365

Cost of Revenues
   Advertising                                    165,346
   Cost of Sales                                1,003,334
   Franchise                                       90,254
   Other                                           12,306
                                               ----------
 Total cost of revenues                         1,271,240
                                               ----------
 Gross Profit                                   1,440,125
                                               ----------
Operating expenses
  (including interest expense of $44,349)       1,376,763
                                               ----------
Income before minority interest in loss of
   subsidiary and taxes on income                  63,362
Minority interest(acquired during
     October 1996) in loss of
     subsidiary(Note 2)                            18,422
                                               ----------
Income before taxes on income                      81,784
Taxes on income (Note 5)                           47,993
                                               ----------
Net Income                                         33,791
Retained earnings, beginning of year              183,874
                                               ----------
Retained earnings, end of year                 $  217,665
                                               ==========



SEE ACCOMPANYING NOTES TO COMBINED FINANCIAL STATEMENTS.


     My Favorite Muffin Too, Inc. and My Favorite Muffin, Inc.

                 Combined Statement of Cash Flows

                   Year Ended December 31, 1996

Cash flows from operating activities
   Net Income                                   $   33,791
   Adjustments to reconcile net income
     to net cash provided by
     operating activities
        Deferred income recognition                 (1,948)
        Provision for doubtful accounts             (7,377)
        Deferred income taxes                        2,906
        Minority interest in subsidiary             18,422
        Depreciation and Amortization               99,548
        Changes in assets and liabilities
           (Increase) in accounts receivable       (12,436)
           Decrease in prepaid expenses             14,523
           Decrease in inventory                    17,422
           Decrease in other                         9,673
           Increase in accounts payable             20,387
           Increase in income taxes                 11,947
           (Decrease) in accrued expenses          (25,918)
                                                ----------
Net cash provided by operating activities          180,940
                                                ----------
Cash flow from investing activities
   Purchase of property and equipment              (19,737)
   Purchase of minority interest in subsidiary     (26,282)
                                                ----------
Net cash (used in) investing activities            (46,019)
                                                ----------
Cash flows from financing activities
   Increase in loans payable, related party         20,928
   Borrowings on line of credit                     25,000
   Repayments of long-term debt                   (123,051)
                                                ----------
Net cash (used in) financing activities            (77,123)
                                                ----------
Net increase in cash                                57,798
Cash, at beginning of year                          64,597
                                                ----------
Cash, at end of year                            $  122,395
                                                ==========

Supplemental disclosures of
  cash flow information
    Cash paid for

       Interest                                 $   55,672
                                                ==========
       Income Taxes                             $   33,140
                                                ==========


SEE ACCOMPANYING NOTES TO COMBINED FINANCIAL STATEMENTS


      My Favorite Muffin Too, Inc. and My Favorite Muffin, Inc.
               Notes to Combined Financial Statements

1.  Summary of Significant Accounting Policies

Principles of Combined Financial Statements

The combined financial statements include the accounts of My
Favorite Muffin Too, Inc. and subsidiaries and My Favorite
Muffin, Inc. (the "Company"). Significant intercompany balances and transactions have been eliminated in combination.


Description of Business and Income Recognition

Sale of franchises: Revenue from the initial sale of a franchise is recognized at the time the store is opened. Receivables or collections prior to store opening are recorded as deferred income. Commissions paid or accrued in connection with the sale of a franchise are also deferred until the store is opened.

Franchise fees: Fees charged to franchisees are based on a percentage of monthly franchisee sales and are recognized when earned.

Advertising fees: The Company charges its franchisees a percentage of their sales to be used for advertising. The Company defers these fees and recognizes them as revenue in an amount equal to the actual expenditures on behalf of the franchisees.

Sales of food items: The Company sells food items to its franchisees as well as through company-owned locations and recognizes income when a sale is made.


Inventory

Inventory consists primarily of food items available for sale and is stated at the lower of cost (first-in, first-out method) or market.


Property and Equipment

Property and equipment are stated at cost. Depreciation is computed using accelerated methods over the estimated useful lives ranging from five to seven years which is not materially different from those amounts computed on the straight-line method. Leasehold improvements are amortized over the life of the related lease.


Goodwill and Other Intangibles

The excess of cost over fair value of net assets acquired is being amortized on the straight-line method over a fifteen year period. Amortization of goodwill was $3,710 for the year ended December 31, 1996. The Company evaluates the recoverability of the goodwill quarterly, or more frequently whenever events and circumstances warrant revised estimates by assessing current and future levels of income and cash flows, as well as other factors, and considers whether goodwill should be completely or partially written off or the amortization period accelerated.

Other intangibles are amortized over a period of 5-10 years.


Concentration of Credit Risk

Financial instruments which potentially subject the Companies to concentrations of credit risk consist principally of trade receivables.

Concentrations of credit risk, with respect to trade receivables, are limited due to the large number of customers compromising the Company's franchisees and their dispersion across different geographic regions. As of December 31, 1996, the Company had no significant concentrations of credit risk. No single customer accounted for a significant amount of the Company's sales in 1996.


Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Fair Value of Financial Instruments

The carrying amounts reported in the balance sheets for cash, accounts receivable, miscellaneous receivables, accounts payable, accrued liabilities and short-term debt approximate fair value because of the immediate or short-term maturity of these financial instruments. The carrying amount reported for long-term debt approximates fair value because the underlying instruments are at variable rates which are repriced frequently.


Income Taxes

Income taxes are calculated using the liability method specified by Statement of Financial Accounting Standards No. 109,
"Accounting for Income Taxes."


2.  Related Party Transactions

As of December 31, 1996, the Company had a loan payable to an officer in the amount of $4,627, payable in monthly installments of $526. The loan is unsecured and bears interest at 8.855% per annum.

As of December 31, 1996, the Company had loans payable to a Partnership controlled by its officers/stockholders in the amount of $43,338 payable in varying monthly principal installments plus interest at 10%. The loans mature October 1999.


3.  Long-Term Debt

Long-term debt consists of the following at December 31, 1996:

Note payable in monthly installments of $1,667
plus interest at prime plus 1.5% (9.75% at
December 31, 1996) through October 1, 2000.  The
debt is collateralized by substantially all of
the assets of the Company.                               $ 76,667

Unsecured note in connection with
minority interest acquisition payable in
monthly installments of $1,154, including
interest at 10%.  The note is due November 1998.           24,055

Note payable in monthly installments of $2,091,
including interest at 14.5%.  The note is
secured by property and equipment and is due
February 1998.                                             23,231

Note payable, bank, is collateralized by a
security interest in substantially all of the
assets of the Company.  The stockholders have
guaranteed the note and assigned life insurance
policies on the corporate officers.  The note is
payable in monthly principal installments of
$6,083 plus interest at prime plus 1% (10% at
December 31, 1996) through June 2000.                     257,995

Other                                                       8,517
                                                         --------

                                                          390,465
Less current maturities                                   137,799
                                                         --------
Long-term debt                                           $252,666
                                                         ========

Long-term debt maturities at December 31, 1996 are summarized as follows:

Year ended December 31,
1997                                                     $137,799
1998                                                      105,671
1999                                                       93,000
2000                                                       53,995
                                                         --------
                                                         $390,465
                                                         ========

4.  Line of Credit

The Company has a $50,000 line of credit available with a bank. Interest is at the bank's national commercial rate plus 1.5% (9.75% at December 31, 1996). Advances under the line are collateralized by a security interest in the Company's accounts receivable and property and equipment. The outstanding balance of $44,000 at December 31, 1996 is payable on demand.


5. Income Taxes

In 1993, the Company adopted Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. The types of temporary differences between the tax bases of assets and liabilities and their financial reporting amounts that give rise to a significant portion of the deferred tax assets and deferred tax liabilities are provisions for doubtful accounts and depreciation, respectively.

The provision for Federal and state income taxes is detailed as follows:


Taxes on income
   Federal                 $  29,546
   State                      15,541
   Deferred                    2,906
                           ---------
                           $  47,993
                           =========

The Company has $103,000 of net operating loss carryforwards to be used to offset future taxes. Such resultant tax asset has a 100% valuation reserve. The difference between the statutory tax rate and the effective tax rate is primarily due to non-deductible losses.


6.  Commitments and Contingencies

The Company leases its corporate office, warehouse and two stores under various non-cancellable operating leases through June 30, 2005. The leases contain provisions for escalation and specific increased occupancy expenses. Rent expenses for the year ended December 31, 1996 amounted to $113,300.

Future minimum payments remaining under the terms of the non-cancellable leases are approximately as follows for the year ended December 31,:


1997                                      $ 131,153
1998                                        141,944
1999                                        152,138
2000                                        115,898
2001                                         69,530
Thereafter                                  272,152
                                          ---------

                                          $ 882,815
                                          =========

7.  Common Stock


My Favorite Muffin Too, Inc.
  Authorized 2,500 shares, no par value
  Issued and outstanding 150 shares       $   7,500

My Favorite Muffin, Inc.
  Authorized 1,500 shares, no par value
  Issued and outstanding 150 shares           7,500
                                          ---------
                                          $  15,000
                                          =========

8.  Subsequent Event

In May 1997, BAB Holdings, Inc. ("BAB") acquired the Company from its stockholders in exchange for 432,608 shares of BAB common stock (restricted until January 1, 1999) plus $260,000 cash consideration. Immediately preceding the acquisition by BAB, the net assets of My Favorite Muffin, Inc. were acquired by My Favorite Muffin Too, Inc.


9.  Legal Proceedings

On August 18, 1995, MFM filed a claim in federal court against a franchisee alleging trademark violations as a result of the franchisees alleged misuse of the MFM trademark. Subsequently the franchisee filed a counterclaim to be heard in arbitration, as required under the franchise agreement, against MFM alleging unauthorized earnings claims in violation of the Trade Regulation Rule of the Federal Trade Commission. The federal court claim was dismissed as a result of the issue being moved to arbitration. The franchisee originally sought $250,000 in damages and subsequently amended the claim in April 1997 to $500,000. Management believes the case against MFM is without merit. To date, six arbitration hearings have been held on this matter. Two additional hearing dates have been set for September and October 1997.